UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: July 31, 2019
Date of reporting period: January 31, 2019

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Davis FUNDS

Davis New York Venture Fund

January 31, 2019

SEMI-ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with financial intermediary.

Over 50 Years of Reliable Investing™

DAVIS NEW YORK VENTURE FUND	Table of Contents

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Fund’s website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. Effective March 31, 2019, Form N-PORT Exhibit F replaced Form N-Q.

DAVIS NEW YORK VENTURE FUND	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis New York Venture Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.

In addition, we produce a Manager Commentary. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Fund’s website at www.davisfunds.com or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

March 4, 2019

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis New York Venture Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®”) for the six-month period ended January 31, 2019 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of -8.58%, versus a -3.00% return for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Real Estate (up 6%), Utilities (up 5%), and Health Care (up 3%). The sectors within the S&P 500® that reported the weakest performance were Energy (down 16%), Materials (down 10%), and Financials (down 6%).

Detractors from Performance

The Fund’s holdings in the weakest performing sector within the S&P 500®, Energy, were the most substantial detractor2 from both absolute and relative performance. The Fund’s Energy holdings were down 31%, while the S&P 500®’s Energy holdings were down 16%. Encana3 (down 49%) and Apache (down 28%) were the top detractors for the period.

The Fund’s large position in Financials weighed on both absolute and relative performance (average weight of 35%, versus 15% for the S&P 500®). This position underperformed compared to that of the S&P 500® (down 7%, compared to down 6%). A number of Financials securities detracted from performance, including Wells Fargo, which was the third largest holding at the end of the period (down 13%), Capital One (down 14%), JPMorgan Chase (down 9%), and Danske Bank (down 32%). Danske Bank was a new addition during the period.

Likewise, the Fund was slightly overweight in Industrials holdings when compared with the S&P 500® (13% average weighting, versus 10%) and its holdings in this sector were weaker than those of the S&P 500® (down 12%, compared with down 6%). General Electric, down 25%, and United Technologies, down 12%, were among the top detractors.

Additional detractors from Fund performance were Adient (down 58%), Alphabet (down 8%), and OCI (down 30%). Alphabet was the largest holding at the end of the period (7.71% of net assets). Additionally, the Fund had an average weighting of 23% of its net assets in foreign holdings. The foreign holdings underperformed the Fund’s domestic holdings (down 11%, versus down 8%).

Contributors to Performance

Health Care was the only sector that had a positive absolute return on Fund performance during the period. The Fund’s Health Care holdings outperformed those of the S&P 500® (up 5%, versus up 3%). Aetna (up 13%), the top contributor, and Shire (up 5%) each contributed to the Fund’s returns. During the period Aetna was acquired by CVS Health as part of a merger between the two companies. Shire was also subject to an acquisition and was sold in January prior to the merger being finalized.

On a relative basis, the Fund benefited from having a higher average weighting than the S&P 500® in Communication Services holdings (9% average weighting, versus 8%). Tencent Holdings (up 24%), which was purchased and subsequently sold during the period, helped performance. The Fund’s 2% average weighting in repurchase agreements also helped its performance relative to the S&P 500®.

A number of individual securities from various sectors were among the top contributors for the period, including (1) Financials: Berkshire Hathaway (up 3%) and American Express (up 4%), (2) Industrials: Safran (up 6%), and (3) Information Technology: Oracle (up 6%). Berkshire Hathaway was the second-largest holding at the end of the period. While New Oriental Education & Technology was down 10%, this holding was a key contributor as the Fund made a series of opportune purchases, taking its position in this security from 1.43% of net assets at the start of the period to 3.33% of net assets at the end of the period.

Davis New York Venture Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis New York Venture Fund’s principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, financial services risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended January 31, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, January 31, 2019, unless otherwise noted.

1  The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.
2  A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3 This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis New York Venture Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on January 31, 2009

Average Annual Total Return for periods ended January 31, 2019

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(9.38)%	8.67%	13.13%	11.51%	02/17/69	0.89%	0.89%
Class A - with sales charge*	(13.68)%	7.62%	12.58%	11.41%	02/17/69	0.89%	0.89%
Class B†, **	(13.15)%	7.45%	12.41%	9.62%	12/01/94	1.89%	1.89%
Class C††, **	(10.85)%	7.83%	12.25%	9.44%	12/20/94	1.67%	1.67%
Class R	(9.66)%	8.35%	12.78%	7.57%	08/20/03	1.18%	1.18%
Class Y	(9.17)%	8.94%	13.42%	8.60%	10/02/96	0.64%	0.64%
S&P 500® Index***	(2.31)%	10.95%	14.99%	10.00%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Davis Funds Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Average Annual Total Return for periods ended December 31, 2018
Class A Shares	1-Year	5-Year	10-Year
With sales charge*	(17.14)%	4.50%	10.30%

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

††Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.

***Inception return is from February 17, 1969.

DAVIS NEW YORK VENTURE FUND	Fund Overview
January 31, 2019 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s 01/31/19 Net Assets)		(% of 01/31/19 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	74.07%	Diversified Financials	18.23%	5.22%
Common Stock (Foreign)	20.70%	Banks	16.25%	5.84%
Preferred Stock (Foreign)	3.56%	Media & Entertainment	14.77%	8.29%
Short-Term Investments	1.15%	Retailing	13.35%	6.58%
Other Assets & Liabilities	0.52%	Capital Goods	13.24%	6.70%
	100.00%	Information Technology	7.39%	19.91%
		Energy	6.24%	5.47%
		Consumer Services	3.39%	1.84%
		Materials	2.76%	2.67%
		Insurance	2.49%	2.38%
		Automobiles & Components	0.91%	0.55%
		Consumer Durables & Apparel	0.63%	1.17%
		Health Care	0.35%	15.12%
		Other	–	11.16%
		Food, Beverage & Tobacco	–	3.92%
		Utilities	–	3.18%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 01/31/19 Net Assets)

Alphabet Inc.*	Media & Entertainment	7.71%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	6.45%
Wells Fargo & Co.	Banks	6.32%
Amazon.com, Inc.	Retailing	5.41%
Capital One Financial Corp.	Consumer Finance	4.98%
United Technologies Corp.	Capital Goods	4.61%
Facebook, Inc., Class A	Media & Entertainment	4.41%
JPMorgan Chase & Co.	Banks	4.07%
Bank of New York Mellon Corp.	Capital Markets	3.92%
Apache Corp.	Energy	3.74%

*Alphabet Inc. holding includes Class A and Class C.

DAVIS NEW YORK VENTURE FUND	Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which for each class is for the six-month period ended January 31, 2019.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(08/01/18)	(01/31/19)	(08/01/18-01/31/19)
Class A (annualized expense ratio 0.89%**)
Actual	$1,000.00	$914.17	$4.29
Hypothetical	$1,000.00	$1,020.72	$4.53
Class B (annualized expense ratio 1.89%**)
Actual	$1,000.00	$909.49	$9.10
Hypothetical	$1,000.00	$1,015.68	$9.60
Class C (annualized expense ratio 1.67%**)
Actual	$1,000.00	$910.11	$8.04
Hypothetical	$1,000.00	$1,016.79	$8.49
Class R (annualized expense ratio 1.18%**)
Actual	$1,000.00	$912.60	$5.69
Hypothetical	$1,000.00	$1,019.26	$6.01
Class Y (annualized expense ratio 0.64%**)
Actual	$1,000.00	$914.88	$3.09
Hypothetical	$1,000.00	$1,021.98	$3.26

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments
January 31, 2019 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (94.77%)
COMMUNICATION SERVICES – (14.52%)
Media & Entertainment – (14.52%)
Alphabet Inc., Class A *	206,477	$232,470,390
Alphabet Inc., Class C *	417,927	466,561,165
ASAC II L.P. *(a)(b)	4,156,451	4,062,100
Facebook, Inc., Class A *	2,396,667	399,500,422
Fang Holdings Ltd., Class A, ADR (China)*	3,696,009	6,246,255
GCI Liberty, Inc., Class A *	277,905	14,145,364
Liberty Latin America Ltd., Class C *	652,081	11,398,376
Liberty TripAdvisor Holdings, Inc., Series A *	265,756	4,427,495
Naspers Ltd. - N (South Africa)	775,590	177,762,217
	Total Communication Services	1,316,573,784
CONSUMER DISCRETIONARY – (14.42%)
Automobiles & Components – (0.90%)
Adient plc	4,112,633	81,183,375
Consumer Durables & Apparel – (0.62%)
Hunter Douglas N.V. (Netherlands)	864,871	56,426,065
Consumer Services – (3.33%)
New Oriental Education & Technology Group, Inc., ADR (China)*	3,924,490	302,342,710
Retailing – (9.57%)
Alibaba Group Holding Ltd., ADR (China)*	1,679,440	282,968,846
Amazon.com, Inc. *	285,376	490,484,292
Booking Holdings Inc. *	37,604	68,920,987
Liberty Expedia Holdings, Inc., Series A *	185,383	7,598,849
Qurate Retail, Inc., Series A *	816,768	17,764,704
		867,737,678
	Total Consumer Discretionary	1,307,689,828
ENERGY – (6.13%)
Apache Corp.	10,324,175	338,839,423
Encana Corp. (Canada)	17,220,560	118,477,453
Magnolia Oil & Gas Corp., Class A *(c)	8,202,753	98,761,146
	Total Energy	556,078,022
FINANCIALS – (36.35%)
Banks – (15.97%)
Danske Bank A/S (Denmark)	5,314,500	98,184,296
DBS Group Holdings Ltd. (Singapore)	8,121,800	144,312,476
DNB ASA (Norway)	5,664,900	100,315,133
JPMorgan Chase & Co.	3,569,094	369,401,229
U.S. Bancorp	3,187,770	163,086,313
Wells Fargo & Co.	11,718,302	573,142,151
		1,448,441,598
Diversified Financials – (17.93%)
Capital Markets – (3.92%)
Bank of New York Mellon Corp.	6,799,077	355,727,709
Consumer Finance – (7.56%)
American Express Co.	2,275,251	233,668,278
Capital One Financial Corp.	5,604,253	451,646,749
		685,315,027

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
January 31, 2019 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (6.45%)
Berkshire Hathaway Inc., Class A *	1,876	$584,374,000
		1,625,416,736
Insurance – (2.45%)
Multi-line Insurance – (0.65%)
Loews Corp.	1,228,439	58,842,228
Property & Casualty Insurance – (1.80%)
Chubb Ltd.	878,710	116,912,365
Markel Corp. *	43,756	46,097,384
		163,009,749
		221,851,977
	Total Financials	3,295,710,311
HEALTH CARE – (0.34%)
Health Care Equipment & Services – (0.34%)
CVS Health Corp.	206,337	13,525,390
Quest Diagnostics Inc.	201,724	17,620,592
	Total Health Care	31,145,982
INDUSTRIALS – (13.02%)
Capital Goods – (13.02%)
Ferguson PLC (United Kingdom)	3,664,262	244,819,847
General Electric Co.	20,507,809	208,359,339
Johnson Controls International plc	6,248,479	211,011,136
Orascom Construction PLC (United Arab Emirates)	2,363,109	15,242,053
Safran S.A. (France)	636,299	83,391,214
United Technologies Corp.	3,538,300	417,767,081
	Total Industrials	1,180,590,670
INFORMATION TECHNOLOGY – (7.27%)
Semiconductors & Semiconductor Equipment – (5.22%)
Applied Materials, Inc.	6,773,490	264,707,989
Texas Instruments Inc.	2,072,700	208,679,436
		473,387,425
Software & Services – (2.05%)
Microsoft Corp.	1,070,368	111,778,530
Oracle Corp.	1,469,763	73,826,196
		185,604,726
	Total Information Technology	658,992,151

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
January 31, 2019 (Unaudited)

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (2.72%)
LafargeHolcim Ltd. (Switzerland)	3,590,468	$167,879,123
OCI N.V. (Netherlands)*	3,699,144	78,245,033
	Total Materials	246,124,156
TOTAL COMMON STOCK – (Identified cost $5,857,350,199)		8,592,904,904
PREFERRED STOCK – (3.56%)
CONSUMER DISCRETIONARY – (3.56%)
Retailing – (3.56%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	5,938,103	276,783,294
Didi Chuxing Joint Co., Series B (China)*(a)(b)	982,804	45,809,871
	Total Consumer Discretionary	322,593,165
TOTAL PREFERRED STOCK – (Identified cost $230,313,239)		322,593,165
SHORT-TERM INVESTMENTS – (1.15%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 2.58%, 02/01/19, dated 01/31/19, repurchase value of $37,028,654 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 1.625%-10.00%, 02/25/19-02/01/57, total market value $37,766,520)	$37,026,000	37,026,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 2.55%, 02/01/19, dated 01/31/19, repurchase value of $15,400,091 (collateralized by: U.S. Government agency obligation in a pooled cash account, 0.00%, 01/02/20, total market value $15,706,980)	15,399,000	15,399,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 2.58%, 02/01/19, dated 01/31/19, repurchase value of $22,216,592 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-7.50%, 07/01/19-07/20/68, total market value $22,659,300)	22,215,000	22,215,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 2.57%, 02/01/19, dated 01/31/19, repurchase value of $29,622,115 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 1.00%-5.00%, 09/26/19-02/01/49, total market value $30,212,400)	29,620,000	29,620,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $104,260,000)		104,260,000

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
January 31, 2019 (Unaudited)

	Total Investments – (99.48%) – (Identified cost $6,191,923,438)	$9,019,758,069
	Other Assets Less Liabilities – (0.52%)	46,974,763
	Net Assets – (100.00%)	$9,066,732,832

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

(c)
Affiliated Company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended January 31, 2019. The aggregate fair value of the securities of affiliated companies held by the Fund as of January 31, 2019, amounts to $98,761,146. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares July 31, 2018	Gross Additions (1)	Gross Reductions (1)	Shares January 31, 2019	Dividend Income
Magnolia Oil & Gas Corp., Class A	–	8,202,753	–	8,202,753	$–
TPG Pace Energy Holdings Corp., Class A	8,202,753	–	8,202,753	–	–

(1)	Gross additions and reductions due entirely from corporate action; TPG Pace Energy Holdings Corp., Class A merged into Magnolia Oil & Gas Corp., Class A during the period.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities
At January 31, 2019 (Unaudited)

ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments):
Unaffiliated companies	$8,920,996,923
Affiliated companies	98,761,146
Cash	702
Cash - foreign currencies**	418,247
Receivables:
Capital stock sold	11,604,311
Dividends and interest	12,446,050
Investment securities sold	60,553,454
Prepaid expenses	259,283
Total assets	9,105,040,116
LIABILITIES:
Payables:
Capital stock redeemed	18,356,770
Investment securities purchased	11,646,346
Accrued distribution and service plan fees	1,719,122
Accrued investment advisory fee	4,027,635
Other accrued expenses	2,557,411
Total liabilities	38,307,284
NET ASSETS	$9,066,732,832
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$16,667,418
Additional paid-in capital	5,826,328,630
Distributable earnings	3,223,736,784
Net Assets	$9,066,732,832

*Including:
Cost of unaffiliated companies	$6,109,895,908
Cost of affiliated companies	82,027,530

**Cost of cash - foreign currencies	415,386

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities – (Continued)
At January 31, 2019 (Unaudited)

CLASS A SHARES:
Net assets	$5,985,354,558
Shares outstanding	220,073,953
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$27.20
Maximum offering price per share (100/95.25 of $27.20)†	$28.56
CLASS B SHARES:
Net assets	$21,331,565
Shares outstanding	920,313
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$23.18
CLASS C SHARES:
Net assets	$460,410,429
Shares outstanding	19,116,840
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$24.08
CLASS R SHARES:
Net assets	$126,820,739
Shares outstanding	4,646,999
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$27.29
CLASS Y SHARES:
Net assets	$2,472,815,541
Shares outstanding	88,590,253
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$27.91

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Operations
For the six months ended January 31, 2019 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends*		$70,181,006
Interest		2,486,901
Total income		72,667,907
Expenses:
Investment advisory fee (Note 3)	$26,324,864
Custodian fees	947,144
Transfer agent fees:
Class A	3,125,125
Class B	40,105
Class C	300,503
Class R	82,126
Class Y	998,599
Audit fees	50,760
Legal fees	29,576
Accounting fees (Note 3)	181,500
Reports to shareholders	316,200
Directors’ fees and expenses	204,964
Registration and filing fees	66,000
Miscellaneous	200,098
Distribution and service plan fees (Note 3):
Class A	7,694,539
Class B	116,804
Class C	2,739,877
Class R	354,199
Total expenses		43,772,983
Net investment income		28,894,924
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		608,190,281
Foreign currency transactions		(320,228)
Net realized gain		607,870,053
Net decrease in unrealized appreciation		(1,630,475,160)
Net realized and unrealized loss on investments and foreign currency transactions		(1,022,605,107)
Net decrease in net assets resulting from operations		$(993,710,183)

*Net of foreign taxes withheld of		$132,355

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statements of Changes in Net Assets

	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018*
OPERATIONS:
Net investment income	$28,894,924	$53,038,632
Net realized gain from investments and foreign currency transactions	607,870,053	2,020,648,877
Net decrease in unrealized appreciation on investments and foreign currency transactions	(1,630,475,160)	(373,022,685)
Net increase (decrease) in net assets resulting from operations	(993,710,183)	1,700,664,824
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(518,395,712)	(900,259,675)
Class B	(2,104,987)	(4,724,773)
Class C	(45,524,458)	(275,330,586)
Class R	(10,877,059)	(23,740,548)
Class T	–	(126)†
Class Y	(216,841,171)	(431,366,634)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(164,173,849)	963,746,044
Class B	(1,098,705)	(7,374,027)
Class C	(72,741,710)	(1,231,063,458)
Class R	(10,388,330)	(24,185,324)
Class T	–	(2,775)†
Class Y	(116,436,223)	130,127,179
Total decrease in net assets	(2,152,292,387)	(103,509,879)
NET ASSETS:
Beginning of period	11,219,025,219	11,322,535,098
End of period	$9,066,732,832	$11,219,025,219

* Includes dividends and distributions to shareholders from net investment income Class A $(29,538,115), Class C $(384,101), Class R $(432,774), and Class Y $(21,663,124) and realized gains from investment transactions Class A $(870,721,560), Class B $(4,724,773), Class C $(274,946,485), Class R $(23,307,774), Class T $(126)†, and Class Y $(409,703,510). End of year net assets includes undistributed net investment income $8,572,926.

†For the period from August 1, 2017 through January 8, 2018 (closure of Class).

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements
January 31, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund’s investment objective is long-term growth of capital. The Fund offers shares in five classes, Class A, Class B, Class C, Class R, and Class Y, and previously offered Class T shares (commenced operations on June 30, 2017 and were closed on January 8, 2018). Class A shares are sold with a front-end sales charge and Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class B shares automatically convert to Class A shares after 7 years. Effective July 1, 2018, Class C shares automatically convert to Class A shares after 10 years. Any existing Class C shares held longer than 10 years as of July 1, 2018 were converted in July 2018. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class R shares generally are available only to retirement and benefit plans. Class Y shares are only available to certain qualified investors. Class T shares were only available through financial intermediaries that offered Class T shares to their clients. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
January 31, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

The following is a summary of the inputs used as of January 31, 2019 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Common Stock:
Communication Services	$1,312,511,684	$–	$4,062,100	$1,316,573,784
Consumer Discretionary	1,307,689,828	–	–	1,307,689,828
Energy	556,078,022	–	–	556,078,022
Financials	3,295,710,311	–	–	3,295,710,311
Health Care	31,145,982	–	–	31,145,982
Industrials	1,180,590,670	–	–	1,180,590,670
Information Technology	658,992,151	–	–	658,992,151
Materials	246,124,156	–	–	246,124,156
Preferred Stock:
Consumer Discretionary	–	–	322,593,165	322,593,165
Short-term securities	–	104,260,000	–	104,260,000
Total Investments	$8,588,842,804	$104,260,000	$326,655,265	$9,019,758,069

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
January 31, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended January 31, 2019. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at January 31, 2019 was $774,314. There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

	Beginning Balance August 1, 2018	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance January 31, 2019
Investments in Securities:
Common Stock	$4,058,775	$–	$3,325	$–	$–	$4,062,100
Preferred Stock	321,822,176	–	770,989	–	–	322,593,165
Total Level 3	$325,880,951	$–	$774,314	$–	$–	$326,655,265

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable	Amount	Impact to Valuation from
	January 31, 2019	Technique	Input(s)	or Range	an Increase in Input
Investments in Securities:
Common Stock	$4,062,100	Discounted Cash Flow	Annualized Yield	3.757%	Decrease

Preferred Stock	322,593,165	Market Approach	Volume-Weighted Transaction Price	$46.00-$48.39	Increase
Total Level 3	$326,655,265

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund’s investments. The transaction price input is attributable to a private security and includes assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
January 31, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Fund.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and concluded that as of January 31, 2019, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2015.

At January 31, 2019, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$6,225,194,472
Unrealized appreciation	3,391,857,332
Unrealized depreciation	(597,293,735)
Net unrealized appreciation	$2,794,563,597

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
January 31, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, partnership income, corporate actions, and equalization accounting for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended January 31, 2019 were $1,141,864,953 and $2,251,102,305, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

All officers of the Fund (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
January 31, 2019 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Investment Advisory Fee - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets on the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, 0.485% on the next $8 billion, 0.47% on the next $7 billion, 0.455% on the next $8 billion, 0.44% on the next $7 billion, 0.425% on the next $8 billion, 0.41% on the next $7 billion, and 0.395% of the average net assets in excess of $55 billion. Advisory fees paid during the six months ended January 31, 2019 approximated 0.52% of the average net assets.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the six months ended January 31, 2019 amounted to $454,891. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the six months ended January 31, 2019 amounted to $181,500.

Distribution and Service Plan Fees - The Fund has adopted separate Distribution Plans (“12b-1 Plans”) for Class A, Class B, Class C, and Class R shares. Under the 12b-1 Plans, the Fund reimburses Davis Distributors, LLC (“Distributor”), the Fund’s Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. The Fund pays the Distributor 12b-1 fees on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%. The Fund pays the 12b-1 fees on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold. Payments under the Class R Distribution Plan are limited to an annual rate of 0.75% of the average daily net asset value of the Class R shares or the maximum amount provided by applicable rule or regulation of the FINRA (1.00%). The effective rate of the Class R Distribution Plan is currently 0.50%, of which 0.25% may be used to pay distribution fees and 0.25% may be used to pay service fees.

	Six months ended January 31, 2019 (Unaudited)
	Class A	Class B	Class C	Class R
Distribution fees	$–	$88,486	$2,054,908	$177,100
Service fees	7,694,539	28,318	684,969	177,099

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
January 31, 2019 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Sales Charges - (Continued)

Class B and Class C shares of the Fund are sold at net asset value and are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Fund, of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class B and Class C shares of the Fund are re-allowed to qualified selling dealers.

Six months ended January 31, 2019 (Unaudited)
Class A Commissions		Commission advances by the Distributor on the sale of		CDSCs received by the Distributor from
Retained	Re-allowed to
by Distributor	investment dealers	Class B	Class C	Class B	Class C
$116,865	$628,748	$58,050	$126,633	$33,157	$16,050

NOTE 4 - CAPITAL STOCK

At January 31, 2019, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 2.325 billion shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

	Six months ended January 31, 2019 (Unaudited)
	Sold		Reinvestment of Distributions	Redeemed		Net Decrease
Shares: Class A	4,958,522		19,010,153	(28,121,701)		(4,153,026)
Class B	83,166		89,910	(204,548)		(31,472)
Class C	1,219,896		1,936,145	(5,757,951)		(2,601,910)
Class R	297,285		420,929	(1,023,748)		(305,534)
Class Y	9,039,960		7,480,388	(20,366,916)		(3,846,568)
Value: Class A	$141,107,649		$489,511,450	$(794,792,948)		$(164,173,849)
Class B	2,018,035		1,975,310	(5,092,050)		(1,098,705)
Class C	29,525,291		44,182,829	(146,449,830)		(72,741,710)
Class R	8,598,177		10,876,807	(29,863,314)		(10,388,330)
Class Y	266,377,944		197,631,848	(580,446,015)		(116,436,223)

	Year ended July 31, 2018
	Sold		Reinvestment of Distributions	Redeemed		Net Increase (Decrease)
Shares: Class A	41,064,438	^	26,304,187	(36,071,875)		31,296,750
Class B	87,720		157,481	(481,414)		(236,213)
Class C	1,380,255		9,368,735	(51,866,487)	^	(41,117,497)
Class R	514,749		739,244	(1,930,545)		(676,552)
Class T*	–		4	(82)		(78)
Class Y	18,684,146		11,968,654	(26,206,471)		4,446,329
Value: Class A	$1,352,273,986	^	$840,940,473	$(1,229,468,415)		$963,746,044
Class B	2,638,698		4,408,497	(14,421,222)		(7,374,027)
Class C	42,787,787		270,243,206	(1,544,094,451)	^	(1,231,063,458)
Class R	17,639,506		23,736,977	(65,561,807)		(24,185,324)
Class T*	–		126	(2,901)		(2,775)
Class Y	654,427,296		391,106,755	(915,406,872)		130,127,179

^Includes Class C to Class A conversions as disclosed in Note 1 of the Notes to Financial Statements.
*From August 1, 2017 through January 8, 2018 (closure of Class).

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
January 31, 2019 (Unaudited)

NOTE 5 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Fund had no borrowings during the six months ended January 31, 2019.

NOTE 6 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of January 31, 2019, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $326,655,265 or 3.60% of the Fund’s net assets as of January 31, 2019. Information regarding restricted securities is as follows:

Security	Initial Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of January 31, 2019
ASAC II L.P.	10/10/13	4,156,451	$1.00	$0.9773
Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	5,938,103	30.356	46.6114
Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	982,804	50.9321	46.6114

DAVIS NEW YORK VENTURE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains	Total from Investment Operations
Davis New York Venture Fund Class A:
Six months ended January 31, 2019[e]	$32.59	$0.08	$(3.01)	$(2.93)
Year ended July 31, 2018	$32.64	$0.18	$4.85	$5.03
Year ended July 31, 2017	$29.88	$0.14	$5.68	$5.82
Year ended July 31, 2016	$35.06	$0.17	$(0.15)	$0.02
Year ended July 31, 2015	$39.35	$0.15	$3.33	$3.48
Year ended July 31, 2014	$39.18	$0.22	$5.22	$5.44
Davis New York Venture Fund Class B:
Six months ended January 31, 2019[e]	$28.30	$(0.06)	$(2.63)	$(2.69)
Year ended July 31, 2018	$29.06	$(0.14)	$4.29	$4.15
Year ended July 31, 2017	$26.96	$(0.15)	$5.09	$4.94
Year ended July 31, 2016	$32.30	$(0.12)	$(0.17)	$(0.29)
Year ended July 31, 2015	$36.94	$(0.18)	$3.08	$2.90
Year ended July 31, 2014	$37.21	$(0.15)	$4.95	$4.80
Davis New York Venture Fund Class C:
Six months ended January 31, 2019[e]	$29.27	$(0.03)	$(2.73)	$(2.76)
Year ended July 31, 2018	$29.85	$(0.08)	$4.42	$4.34
Year ended July 31, 2017	$27.60	$(0.09)	$5.22	$5.13
Year ended July 31, 2016	$32.88	$(0.07)	$(0.16)	$(0.23)
Year ended July 31, 2015	$37.44	$(0.15)	$3.15	$3.00
Year ended July 31, 2014	$37.61	$(0.09)	$4.99	$4.90
Davis New York Venture Fund Class R:
Six months ended January 31, 2019[e]	$32.71	$0.04	$(3.03)	$(2.99)
Year ended July 31, 2018	$32.76	$0.08	$4.87	$4.95
Year ended July 31, 2017	$29.98	$0.05	$5.71	$5.76
Year ended July 31, 2016	$35.17	$0.08	$(0.17)	$(0.09)
Year ended July 31, 2015	$39.45	$0.03	$3.35	$3.38
Year ended July 31, 2014	$39.28	$0.10	$5.23	$5.33
Davis New York Venture Fund Class Y:
Six months ended January 31, 2019[e]	$33.39	$0.12	$(3.10)	$(2.98)
Year ended July 31, 2018	$33.32	$0.27	$4.97	$5.24
Year ended July 31, 2017	$30.44	$0.23	$5.80	$6.03
Year ended July 31, 2016	$35.63	$0.25	$(0.16)	$0.09
Year ended July 31, 2015	$39.88	$0.25	$3.37	$3.62
Year ended July 31, 2014	$39.63	$0.32	$5.30	$5.62

a	Per share calculations were based on average shares outstanding for the period.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

c	The ratios in this column reflect the impact, if any, of certain reimbursements.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.03)	$(2.43)	$–	$(2.46)	$27.20	(8.58)%	$5,985	0.89%[f]	0.89%[f]	0.56%[f]	12%
$(0.17)	$(4.91)	$–	$(5.08)	$32.59	16.26%	$7,308	0.88%	0.88%	0.53%	25%
$(0.23)	$(2.83)	$–	$(3.06)	$32.64	20.11%	$6,296	0.89%	0.89%	0.46%	12%
$(0.15)	$(5.05)	$–	$(5.20)	$29.88	0.60%	$6,520	0.89%	0.89%	0.53%	25%
$(0.17)	$(7.60)	$–	$(7.77)	$35.06	9.76%	$9,012	0.86%	0.86%	0.39%	23%
$(0.20)	$(5.07)	$–	$(5.27)	$39.35	13.92%	$11,080	0.86%	0.86%	0.55%	20%

$–	$(2.43)	$–	$(2.43)	$23.18	(9.05)%	$21	1.89%[f]	1.89%[f]	(0.44)%[f]	12%
$–	$(4.91)	$–	$(4.91)	$28.30	15.17%	$27	1.86%	1.86%	(0.45)%	25%
$(0.01)	$(2.83)	$–	$(2.84)	$29.06	18.92%	$35	1.87%	1.87%	(0.52)%	12%
$–	$(5.05)	$–	$(5.05)	$26.96	(0.39)%	$49	1.85%	1.85%	(0.43)%	25%
$–	$(7.54)	$–	$(7.54)	$32.30	8.72%	$80	1.80%	1.80%	(0.55)%	23%
$–	$(5.07)	$–	$(5.07)	$36.94	12.90%	$131	1.79%	1.79%	(0.38)%	20%

$–	$(2.43)	$–	$(2.43)	$24.08	(8.99)%	$460	1.67%[f]	1.67%[f]	(0.22)%[f]	12%
$(0.01)	$(4.91)	$–	$(4.92)	$29.27	15.40%	$636	1.65%	1.65%	(0.24)%	25%
$(0.05)	$(2.83)	$–	$(2.88)	$29.85	19.18%	$1,876	1.66%	1.66%	(0.31)%	12%
$–	$(5.05)	$–	$(5.05)	$27.60	(0.19)%	$2,463	1.66%	1.66%	(0.24)%	25%
$–	$(7.56)	$–	$(7.56)	$32.88	8.91%	$3,050	1.64%	1.64%	(0.39)%	23%
$–	$(5.07)	$–	$(5.07)	$37.44	13.03%	$3,275	1.64%	1.64%	(0.23)%	20%

$–	$(2.43)	$–	$(2.43)	$27.29	(8.74)%	$127	1.18%[f]	1.18%[f]	0.27%[f]	12%
$(0.09)	$(4.91)	$–	$(5.00)	$32.71	15.95%	$162	1.17%	1.17%	0.24%	25%
$(0.15)	$(2.83)	$–	$(2.98)	$32.76	19.79%	$184	1.18%	1.18%	0.17%	12%
$(0.05)	$(5.05)	$–	$(5.10)	$29.98	0.26%	$210	1.18%	1.18%	0.24%	25%
$(0.06)	$(7.60)	$–	$(7.66)	$35.17	9.45%	$257	1.16%	1.16%	0.09%	23%
$(0.09)	$(5.07)	$–	$(5.16)	$39.45	13.58%	$308	1.16%	1.16%	0.25%	20%

$(0.07)	$(2.43)	$–	$(2.50)	$27.91	(8.51)%	$2,473	0.64%[f]	0.64%[f]	0.81%[f]	12%
$(0.26)	$(4.91)	$–	$(5.17)	$33.39	16.59%	$3,086	0.62%	0.62%	0.79%	25%
$(0.32)	$(2.83)	$–	$(3.15)	$33.32	20.46%	$2,932	0.63%	0.63%	0.72%	12%
$(0.23)	$(5.05)	$–	$(5.28)	$30.44	0.82%	$2,833	0.63%	0.63%	0.79%	25%
$(0.27)	$(7.60)	$–	$(7.87)	$35.63	10.02%	$3,935	0.62%	0.62%	0.63%	23%
$(0.30)	$(5.07)	$–	$(5.37)	$39.88	14.23%	$5,131	0.62%	0.62%	0.79%	20%

d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

e	Unaudited.

f	Annualized.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

DAVIS NEW YORK VENTURE FUND	Directors and Officers

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Directors
Marc P. Blum (09/09/42) Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates Jr. (08/02/53) Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Miami Corp. (diversified investment company); Director, Lurie Children’s Hospital; Director, Tradelane Properties LLC (real estate company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings Company (educational
and media company); Director, Colfax Corp.
(engineering and manufacturer of pumps and fluid
handling equipment); Director, Cable ONE Inc. (cable
service provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director, Modine Manufacturing
Company (heat transfer technology); Director,
McDermott International, Inc. (industrial construction
and engineering); Lead Independent Director, Fifth
Third Bancorp (diversified financial services).

Interested Directors*
Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF Trust; Chairman, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting
of one portfolio) since 2014; Lead Independent
Director, Graham Holdings Company (educational
and media company); Director, The Coca-Cola
Company (beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.

DAVIS NEW YORK VENTURE FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis New York Venture Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com. Quarterly Fact Sheets are available on the Fund’s website at www.davisfunds.com.

Davis FUNDS

Davis Research Fund
(portfolio of Davis New York Venture Fund, Inc.)

January 31, 2019

SEMI-ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with financial intermediary.

Over 50 Years of Reliable Investing™

DAVIS RESEARCH FUND	Table of Contents

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Research Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, and (ii) on the SEC’s website at www.sec.gov.

Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279 and on the SEC’s website at www.sec.gov. Effective March 31, 2019, Form N-PORT Exhibit F replaced Form N-Q.

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance

Performance Overview
Davis Research Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®”) for the six-month period ended January 31, 2019 (the “period”). The Fund delivered a total return on net asset value of -7.59%, versus a -3.00% return for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Real Estate (up 6%), Utilities (up 5%), and Health Care (up 3%). The sectors within the S&P 500® that reported the weakest performance were Energy (down 16%), Materials (down 10%), and Financials (down 6%).

Detractors from Performance
The Fund’s Consumer Discretionary position was the most significant detractor2 from performance relative to the S&P 500® and was also an important absolute detractor. The Fund suffered primarily from weaker performing securities (down 11%, versus down 1%) when compared with the S&P 500®. Adient3, which generated a negative return of -58%, was the top detractor for the period. JD.com and Amazon, down 31% and down 3%, respectively, also hindered performance. Amazon was the Fund’s second-largest holding at the end of the period (5.54% of net assets).

The Fund’s Financials sector position had a -7% return, which was in part due to Danske Bank (down 32%) and Julius Baer Group (down 23%). Both were new purchases during the period. Applied Materials (down 19%), DXC Technology (down 24%), and SAP (down 11%) contributed in part to the Fund’s negative return for its Information Technology holdings (-5%).

During the period, a number of holdings were recategorized into a newly created sector, Communication Services. The Fund’s Communication Services holdings underperformed those of the S&P 500® (down 20%, versus down 1%).

Additional detractors from performance included FedEx (down 27%), an Industrials holding and DowDuPont (down 21%), a Materials holding. The Fund’s 6% average weighting in repurchase agreements detracted relative to the S&P 500®.

The Fund had 26.79% of net assets in foreign holdings at the end of the period and these foreign holdings (down 14%) underperformed the domestic holdings (down 6%).

Contributors to Performance
The Fund’s Health Care holdings were one of the two sectors that had a positive absolute return during the period (up 7%). Aetna (up 13%), Express Scripts Holdings (up 16%), and Cigna (up 10%) each contributed to the Fund’s returns. During the period Aetna was acquired by CVS Health and Express Scripts Holdings was acquired by Cigna.

Consumer Staples also positively affected the Fund’s absolute performance. The Fund’s sole Consumer Staples holding, Nestle, was up 7%.

On a relative basis, the Fund benefited from its lack of any holdings in the Energy sector. This was an advantage compared to the S&P 500®’s 6% average weighting in the weakest performing sector of the period.

A number of individual securities from various sectors were among the top contributors, including (1) Information Technology: Xilinx (up 57%), the top contributor, and Oracle (up 6%), the sixth-largest holding at the end of the period, (2) Financials: Berkshire Hathaway (up 3%), American Express (up 4%), and Swiss Re AG (up 5%), and (3) Materials: Ecolab (up 10%), which was sold during the second half of the period.

Davis Research Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Research Fund’s principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, focused portfolio risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
Class A shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents. Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction. Currently, only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended January 31, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, January 31, 2019, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

2

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis Research Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on January 31, 2009

Average Annual Total Return for periods ended January 31, 2019

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (10/31/01)	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(8.78)%	9.20%	13.31%	7.29%	0.70%	0.70%
Class A - with sales charge*	(13.11)%	8.14%	12.76%	6.99%	0.70%	0.70%
S&P 500® Index	(2.31)%	10.95%	14.99%	7.72%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For most recent month-end performance information, please call Davis Funds Investor Services at 1-800-279-0279.

Average Annual Total Return for periods ended December 31, 2018

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	(15.45)%	5.35%	11.39%

*Reflects 4.75% front-end sales charge.

3

DAVIS RESEARCH FUND	Fund Overview
January 31, 2019 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s 01/31/19 Net Assets)		(% of 01/31/19 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	65.04%	Information Technology	31.89%	19.91%
Common Stock (Foreign)	26.79%	Diversified Financials	14.09%	5.22%
Short-Term Investments	7.95%	Retailing	9.91%	6.58%
Other Assets & Liabilities	0.22%	Banks	8.95%	5.84%
	100.00%	Capital Goods	8.18%	6.70%
		Materials	7.79%	2.67%
		Media & Entertainment	7.65%	8.29%
		Insurance	3.22%	2.38%
		Consumer Services	3.03%	1.84%
		Health Care	2.44%	15.12%
		Other	1.66%	14.69%
		Transportation	1.19%	2.11%
		Energy	–	5.47%
		Utilities	–	3.18%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 01/31/19 Net Assets)

Intel Corp.	Semiconductors & Semiconductor Equipment	5.60%
Amazon.com, Inc.	Retailing	5.54%
Berkshire Hathaway Inc. *	Diversified Financial Services	4.06%
Microsoft Corp.	Software & Services	3.93%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	3.88%
Oracle Corp.	Software & Services	3.77%
Applied Materials, Inc.	Semiconductors & Semiconductor Equipment	3.62%
SAP SE, ADR	Software & Services	3.01%
Julius Baer Group Ltd.	Capital Markets	2.58%
Bank of New York Mellon Corp.	Capital Markets	2.43%

* Berkshire Hathaway Inc. holding includes Class A and Class B.

4

DAVIS RESEARCH FUND	Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended January 31, 2019.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(08/01/18)	(01/31/19)	(08/01/18-01/31/19)
Class A
Actual	$1,000.00	$924.10	$3.39
Hypothetical	$1,000.00	$1,021.68	$3.57

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to the Class’s annualized operating expense ratio (0.70%)**, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

5

DAVIS RESEARCH FUND	Schedule of Investments
January 31, 2019 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (91.83%)
COMMUNICATION SERVICES – (7.03%)
Media & Entertainment – (7.03%)
Alphabet Inc., Class C *	823	$918,773
Baidu, Inc., Class A, ADR (China)*	1,375	237,366
Electronic Arts Inc. *	6,960	641,990
Facebook, Inc., Class A *	2,720	453,397
Naspers Ltd. - N (South Africa)	4,105	940,850
	Total Communication Services	3,192,376
CONSUMER DISCRETIONARY – (12.49%)
Automobiles & Components – (0.61%)
Adient plc	14,020	276,755
Consumer Services – (2.78%)
New Oriental Education & Technology Group, Inc., ADR (China)*	13,630	1,050,055
The Stars Group Inc. (Canada)*	11,750	212,793
		1,262,848
Retailing – (9.10%)
Alibaba Group Holding Ltd., ADR (China)*	4,135	696,706
Amazon.com, Inc. *	1,464	2,516,220
Booking Holdings Inc. *	154	282,253
JD.com, Inc., Class A, ADR (China)*	25,653	637,477
		4,132,656
	Total Consumer Discretionary	5,672,259
CONSUMER STAPLES – (0.91%)
Food, Beverage & Tobacco – (0.91%)
Nestle S.A. (Switzerland)	4,765	414,185
	Total Consumer Staples	414,185
FINANCIALS – (24.12%)
Banks – (8.22%)
Danske Bank A/S (Denmark)	42,990	794,232
DBS Group Holdings Ltd. (Singapore)	54,600	970,162
DNB ASA (Norway)	24,600	435,622
U.S. Bancorp	12,165	622,361
Wells Fargo & Co.	18,620	910,704
		3,733,081
Diversified Financials – (12.94%)
Capital Markets – (6.04%)
Bank of New York Mellon Corp.	21,100	1,103,952
Julius Baer Group Ltd. (Switzerland)	29,320	1,174,038
Oaktree Capital Group LLC, Class A	11,450	467,389
		2,745,379
Consumer Finance – (2.84%)
American Express Co.	4,040	414,908
Capital One Financial Corp.	10,830	872,790
		1,287,698
Diversified Financial Services – (4.06%)
Berkshire Hathaway Inc., Class A *	4	1,246,000
Berkshire Hathaway Inc., Class B *	2,915	599,149
		1,845,149
		5,878,226

6

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
January 31, 2019 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (2.96%)
Multi-line Insurance – (1.92%)
Loews Corp.	18,180	$870,822
Reinsurance – (1.04%)
Swiss Re AG (Switzerland)	4,940	472,813
		1,343,635
	Total Financials	10,954,942
HEALTH CARE – (2.24%)
Health Care Equipment & Services – (2.24%)
Cigna Corp.	1,063	212,398
CVS Health Corp.	1,761	115,434
Quest Diagnostics Inc.	5,370	469,069
UnitedHealth Group Inc.	820	221,564
	Total Health Care	1,018,465
INDUSTRIALS – (8.60%)
Capital Goods – (7.51%)
Eaton Corp. PLC	12,105	923,006
Ferguson PLC (United Kingdom)	6,194	413,839
General Electric Co.	30,655	311,455
Johnson Controls International plc	13,136	443,603
Safran S.A. (France)	1,550	203,138
Schneider Electric SE (France)	9,015	640,576
United Technologies Corp.	4,030	475,822
		3,411,439
Commercial & Professional Services – (–%)^
Novus Holdings Ltd. (South Africa)	1,231	390
Transportation – (1.09%)
FedEx Corp.	2,790	495,420
	Total Industrials	3,907,249
INFORMATION TECHNOLOGY – (29.29%)
Semiconductors & Semiconductor Equipment – (15.96%)
Applied Materials, Inc.	42,070	1,644,096
Intel Corp.	53,986	2,543,820
Lam Research Corp.	3,485	590,986
Texas Instruments Inc.	17,500	1,761,900
Xilinx, Inc.	6,335	709,140
		7,249,942
Software & Services – (12.32%)
DXC Technology Co.	11,319	725,774
Microsoft Corp.	17,090	1,784,709
Oracle Corp.	34,120	1,713,848
SAP SE, ADR (Germany)	13,240	1,369,281
		5,593,612
Technology Hardware & Equipment – (1.01%)
HP Inc.	20,830	458,885
	Total Information Technology	13,302,439

7

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
January 31, 2019 (Unaudited)

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (7.15%)
	Akzo Nobel N.V. (Netherlands)	5,017	$432,752
	Axalta Coating Systems Ltd. *	20,310	520,342
	DowDuPont Inc.	12,000	645,720
	LafargeHolcim Ltd. (Switzerland)	22,973	1,074,146
	PPG Industries, Inc.	5,470	576,757
		Total Materials	3,249,717
	TOTAL COMMON STOCK – (Identified cost $31,417,842)		41,711,632
SHORT-TERM INVESTMENTS – (7.95%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 2.58%, 02/01/19, dated 01/31/19, repurchase value of $1,282,092 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 1.625%-10.00%, 02/25/19-02/01/57, total market value $1,307,640)	$1,282,000	1,282,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 2.55%, 02/01/19, dated 01/31/19, repurchase value of $534,038 (collateralized by: U.S. Government agency obligation in a pooled cash account, 0.00%, 01/02/20, total market value $544,680)	534,000	534,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 2.58%, 02/01/19, dated 01/31/19, repurchase value of $769,055 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-7.50%, 06/01/23-08/20/67, total market value $784,380)	769,000	769,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 2.57%, 02/01/19, dated 01/31/19, repurchase value of $1,026,073 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.15%-4.00%, 11/01/25-02/01/49, total market value $1,046,520)	1,026,000	1,026,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $3,611,000)		3,611,000
	Total Investments – (99.78%) – (Identified cost $35,028,842)		45,322,632
	Other Assets Less Liabilities – (0.22%)		98,741
		Net Assets – (100.00%)	$45,421,373

ADR: American Depositary Receipt

*	Non-income producing security.

^	Less than 0.005%.

See Notes to Financial Statements

8

DAVIS RESEARCH FUND	Statement of Assets and Liabilities
At January 31, 2019 (Unaudited)

ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments):	$45,322,632
Cash	447
Cash - foreign currencies**	3
Receivables:
Dividends and interest	44,274
Investment securities sold	106,968
Prepaid expenses	1,430
Total assets	45,475,754
LIABILITIES:
Accrued audit fees	9,988
Accrued custodian fees	11,641
Accrued investment advisory fee	21,127
Other accrued expenses	11,625
Total liabilities	54,381
NET ASSETS	$45,421,373
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$108,003
Additional paid-in capital	33,268,193
Distributable earnings	12,045,177
Net Assets	$45,421,373
CLASS A SHARES:
Net assets	$45,421,373
Shares outstanding	2,160,068
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$21.03
Maximum offering price per share (100/95.25 of $21.03)†	$22.08

*Including:
Cost of investments	$35,028,842

**Cost of cash - foreign currencies	3

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

9

DAVIS RESEARCH FUND	Statement of Operations
For the six months ended January 31, 2019 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends*		$335,021
Interest		28,801
Total income		363,822
Expenses:
Investment advisory fee (Note 3)	$127,522
Custodian fees	11,894
Transfer agent fees	527
Audit fees	9,988
Legal fees	122
Accounting fees (Note 3)	1,002
Directors’ fees and expenses	2,741
Registration and filing fees	1,749
Miscellaneous	5,867
Total expenses		161,412
Net investment income		202,410
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
Investment transactions		2,512,323
Foreign currency transactions		595
Net realized gain		2,512,918
Net decrease in unrealized appreciation		(6,481,830)
Net realized and unrealized loss on investments and foreign currency transactions		(3,968,912)
Net decrease in net assets resulting from operations		$(3,766,502)

*Net of foreign taxes withheld of		$817

See Notes to Financial Statements

10

DAVIS RESEARCH FUND	Statements of Changes in Net Assets

	Six months ended January 31, 2019 (Unaudited)	Year ended July 31, 2018*
OPERATIONS:
Net investment income	$202,410	$400,395
Net realized gain from investments and foreign currency transactions	2,512,918	1,539,398
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	(6,481,830)	4,465,686
Net increase (decrease) in net assets resulting from operations	(3,766,502)	6,405,479
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:	(1,789,407)	(977,647)
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions (Note 4):	1,605,964	978,308
Total increase (decrease) in net assets	(3,949,945)	6,406,140
NET ASSETS:
Beginning of period	49,371,318	42,965,178
End of period	$45,421,373	$49,371,318

*Includes dividends and distributions to shareholders from net investment income $(325,882) and realized gains from investment transactions $(651,765). End of year net assets includes undistributed net investment income $302,729.

See Notes to Financial Statements

11

DAVIS RESEARCH FUND	Notes to Financial Statements
January 31, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on October 31, 2001. Prior to January 19, 2011, the Fund offered shares in three classes, Class A, Class B, and Class C. The Fund ceased operations of Class B and Class C shares on January 19, 2011. Class A shares are sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

12

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
January 31, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of January 31, 2019 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Common Stock:
Communication Services	$3,192,376	$–	$–	$3,192,376
Consumer Discretionary	5,672,259	–	–	5,672,259
Consumer Staples	414,185	–	–	414,185
Financials	10,954,942	–	–	10,954,942
Health Care	1,018,465	–	–	1,018,465
Industrials	3,907,249	–	–	3,907,249
Information Technology	13,302,439	–	–	13,302,439
Materials	3,249,717	–	–	3,249,717
Short-term securities	–	3,611,000	–	3,611,000
Total Investments	$41,711,632	$3,611,000	$–	$45,322,632

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Fund.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

13

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
January 31, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and concluded that as of January 31, 2019, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2015.

At January 31, 2019, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$35,081,009
Unrealized appreciation	12,069,088
Unrealized depreciation	(1,827,465)
Net unrealized appreciation	$10,241,623

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”]  may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, corporate actions, partnership income, Directors’ deferred compensation, and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

14

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
January 31, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended January 31, 2019 were $7,558,190 and $7,441,387, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

All officers of the Fund (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of January 31, 2019, one related shareholder’s investment in the Fund represents 98% of outstanding shares. Investment activities of this shareholder (the Adviser) could have a material impact on the Fund.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The fixed annual rate is 0.55% of the average net assets.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the six months ended January 31, 2019 amounted to $136. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street  Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the six months ended January 31, 2019 amounted to $1,002.

15

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
January 31, 2019 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - The Fund has adopted a Distribution Plan (“12b-1 Plan”) for Class A shares. Under the 12b-1 Plan, the Fund reimburses Davis Distributors, LLC (“Distributor”), the Fund’s Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the six months ended January 31, 2019.

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

The Distributor received no commissions earned on sales of Class A shares of the Fund for the six months ended January 31, 2019.

NOTE 4 - CAPITAL STOCK

At January 31, 2019, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 500 million shares are classified as Davis Research Fund. Transactions in capital stock were as follows:

	Six months ended January 31, 2019 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed	Net Increase

Shares: Class A	136	88,725	(9,362)	79,499
Value: Class A	$3,048	1,785,138	(182,222)	1,605,964

	Year ended July 31, 2018
	Sold	Reinvestment of Distributions	Redeemed	Net Increase

Shares: Class A	130	43,675	–	43,805
Value: Class A	$3,043	$975,265	$–	$978,308

NOTE 5 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Fund had no borrowings during the six months ended January 31, 2019.

16

DAVIS RESEARCH FUND	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

	Six months ended January 31, 2019	Year ended July 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.73	$21.09	$19.07	$19.23	$17.59	$15.37
Income (Loss) from Investment Operations:
Net Investment Income	0.10	0.19	0.14	0.12	0.11	0.16
Net Realized and Unrealized Gains (Losses)	(1.94)	2.93	3.92	(0.16)	1.67	2.23
Total from Investment Operations	(1.84)	3.12	4.06	(0.04)	1.78	2.39
Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.16)	(0.09)	(0.12)	(0.14)	(0.17)
Distributions from Realized Gains	(0.67)	(0.32)	(1.95)	–	–	–
Total Dividends and Distributions	(0.86)	(0.48)	(2.04)	(0.12)	(0.14)	(0.17)
Net Asset Value, End of Period	$21.03	$23.73	$21.09	$19.07	$19.23	$17.59
Total Return[a]	(7.59)%	14.94%	22.87%	(0.22)%	10.17%	15.62%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$45,421	$49,371	$42,965	$44,826	$55,903	$46,120
Ratio of Expenses to Average Net Assets:
Gross	0.70%[b]	0.70%	0.71%	0.70%	0.68%	0.70%
Net[c]	0.70%[b]	0.70%	0.71%	0.65%	0.68%	0.70%
Ratio of Net Investment Income to Average Net Assets	0.87%[b]	0.85%	0.61%	0.66%	0.64%	0.96%
Portfolio Turnover Rate[d]	17%	12%	19%	29%	27%	27%

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

b	Annualized.

c	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of certain reimbursements.

d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

17

DAVIS RESEARCH FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

18

DAVIS RESEARCH FUND	Directors and Officers

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

Marc P. Blum (09/09/42) Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates Jr. (08/02/53) Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Miami Corp. (diversified investment company); Director, Lurie Children’s Hospital; Director, Tradelane Properties LLC (real estate company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings Company (educational
and media company); Director, Colfax Corp.
(engineering and manufacturer of pumps and fluid
handling equipment); Director, Cable ONE Inc. (cable
service provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director, Modine Manufacturing
Company (heat transfer technology); Director,
McDermott International, Inc. (industrial construction
and engineering); Lead Independent Director, Fifth
Third Bancorp (diversified financial services).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF Trust; Chairman, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting
of one portfolio) since 2014; Lead Independent
Director, Graham Holdings Company (educational
and media company); Director, The Coca-Cola
Company (beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.

19

DAVIS RESEARCH FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling 1-800-279-0279.

ITEM 2. CODE OF ETHICS

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this Form N-CSR

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13. EXHIBITS

(a)(1)	Not Applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: March 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: March 22, 2019

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: March 22, 2019